[CONFORMED COPY]

                                AMENDMENT NO. 2

            AMENDMENT NO. 2 dated as of May 28, 1999 to the Credit Agreement referred to below, between SIX FLAGS THEME PARKS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); SIX FLAGS ENTERTAINMENT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("SFEC"); S. F. HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("SFH"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); and The Bank of New York, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Borrower, SFEC, SFH, the Subsidiary Guarantors, the lenders party thereto (the "Lenders"), the Administrative Agent and Lehman Brothers Inc., as Advisor, Arranger and Syndication Agent, are parties to a Credit Agreement dated as of April 1, 1998 (as amended by Amendment No. 1 dated as of June 24, 1998, the "Credit Agreement"). The parties hereto wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Effective as of the date hereof, but subject to Section 3 below, the Credit Agreement shall be amended as follows:

            1. (a) The following definitions shall be inserted into Section 1.01 of the Credit Agreement in their proper alphabetical places:

            "1998 Holdings Senior Notes" means the Holdings Senior Discount Notes and the Holdings Senior Notes.

            "Discount Notes Tender Offer" means the offer to purchase for cash any and all of the Discount Notes and the solicitation of consents to amendments of the Discount Notes Indenture and the Discount Notes, which purchase shall be consummated and amendments shall become effective no later than July 31, 1999.

            "1999 Holdings Senior Notes" means Indebtedness of Holdings evidenced by unsecured debt securities issued prior to July 31, 1999, on terms (other than with respect to pricing) substantially similar to, or not more restrictive (from the standpoint of the Borrower or any of its Subsidiaries) than, the 1998 Holdings Senior Notes in an aggregate original principal amount not exceeding $500,000,000.
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            (b) The following definition in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

            "Holdings" means Premier Parks Inc., a Delaware corporation.

            2. Section 9.05(b) of the Credit Agreement shall be amended by (i) replacing the word "and" at the end of clause (ii) thereof with a comma, (ii) replacing the period at the end of clause (iii) thereof with the word "and", and
(iii) inserting a new clause (iv) at the end of said Section 9.05(b) to read as follows:

            "(iv) purchases, redemptions or retirements of Indebtedness permitted under Section 9.11."

            3. Section 9.09(a) of the Credit Agreement shall be amended to read in its entirety as follows:

            "(a) the Borrower may make Restricted Payments (i) to SFH (which in turn shall make a dividend payment to SFEC) to enable SFEC to meet scheduled cash interest obligations with respect to the SFEC Senior Notes and (ii) to SFH (which in turn shall make a dividend payment to SFEC, which in turn shall make a dividend payment to Holdings) to enable Holdings to meet scheduled cash interest obligations with respect to not more than $380,000,000 in aggregate principal amount of the 1999 Holdings Senior Notes."

            4. Section 9.11 of the Credit Agreement shall be amended by inserted a new sentence at the end thereof to read as follows:

            "Notwithstanding the foregoing, the Borrower may repurchase or redeem the Discount Notes pursuant to the Discount Notes Tender Offer with the proceeds of capital contributions to the Borrower made, directly or indirectly, by Holdings with a portion of the proceeds of the issuance of the 1999 Holdings Senior Notes; provided that holders of at least a majority of the aggregate principal amount of the Discount Notes shall have tendered the Discount Notes held by them and consented to the proposed amendments to the Discount Notes Indenture and the Discount Notes pursuant to the Discount Notes Tender Offer."

            5. Section 9.16 of the Credit Agreement shall be amended by amending clause (b) thereof to read in its entirety as follows:

            "(b) any provision of (i) the Senior Subordinated Notes Indentures, except for any modification, supplement or waiver with respect to the Discount Notes Indenture made in connection with the Discount Notes Tender Offer that eliminates, or makes less restrictive (from the standpoint of the Borrower and its Subsidiaries), any provision of the Discount Notes Indenture or the Discount Notes or (ii) the SFEC Senior Notes Indenture."
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            Section 3. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received (a) written consent to its execution and delivery of this Amendment No. 2 by the Majority Lenders and (b) one or more counterparts of this Amendment No. 2 duly executed and delivered by the Borrower, SFEC, SFH and the Subsidiary Guarantors (or other evidence of such execution and delivery satisfactory to the Administrative Agent).

            Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference to "this Agreement" included reference to this Amendment No. 2 and (b) both immediately before and after giving effect to the amendments to the Credit Agreement set forth above, no Default shall have occurred and be continuing.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 2 to be duly executed and delivered as of the day and year first above written.

                                BORROWER

                                SIX FLAGS THEME PARKS INC.

                                By: /s/ James F. Dannhauser
                                    -------------------------------
                                    Name:  James F. Dannhauser
                                    Title: Chief Financial Officer


                                GUARANTORS

                                SIX FLAGS ENTERTAINMENT CORPORATION
                                S. F. HOLDINGS, INC.

                                By: /s/ James F. Dannhauser
                                    -------------------------------
                                    Name:  James F. Dannhauser
                                    Title: Chief Financial Officer


                                SUBSIDIARY GUARANTORS

                                SIX FLAGS SERVICES, INC.
                                SIX FLAGS SERVICES OF GEORGIA, INC.
                                SIX FLAGS SERVICES OF ILLINOIS, INC.
                                SIX FLAGS SERVICES OF MISSOURI, INC.
                                SIX FLAGS SERVICES OF TEXAS, INC.
                                SFTP, INC.
                                SFTP SAN ANTONIO, INC.
                                SFTP SAN ANTONIO II, INC.
                                SFTP SAN ANTONIO GP, INC.
                                FIESTA TEXAS, INC.

                                By: /s/ James F. Dannhauser
                                    -------------------------------
                                    Name:  James F. Dannhauser
                                    Title: Chief Financial Officer
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                                SF PARTNERSHIP

                                By: SFTP, Inc. a partner

                                By: /s/ James F. Dannhauser
                                    -------------------------------
                                Name:  James F. Dannhauser
                                Title: Chief Financial Officer


                                SIX FLAGS SAN ANTONIO, L.P.
                                By: SFTP San Antonio GP, Inc.,
                                    its general partner

                                By: /s/ James F. Dannhauser
                                    -------------------------------
                                    Name:  James F. Dannhauser
                                    Title: Chief Financial Officer


                                ADMINISTRATIVE AGENT

                                THE BANK OF NEW YORK,
                                   as Administrative Agent

                                By: /s/ Brian Weddington
                                    -------------------------------
                                    Name:  Brian Weddington
                                    Title: Vice President